U.S. GLOBAL ACCOLADE FUNDS
                       ADRIAN DAY GLOBAL OPPORTUNITY FUND

         April 2, 1997, supplement to prospectus dated February 20, 1997

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                         HOW SHARES ARE VALUED--PAGE 19

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Trustees. These procedures provide, in part, that the Advisor will produce a written "Fair Value Memorandum" stating its methodology and rationale for determining fair value for such assets. A copy of the Fair Value Memorandum will be delivered to the Chairman of the Audit Committee (or any Independent Trustee if the Chairman of the Audit Committee is unavailable). The Chairman of the Audit Committee (or Independent Trustee) will, after full deliberation, have authority to determine fair value in conformance with the Fair Value Memorandum or to call for an immediate meeting of the Audit Committee to establish fair value.

Portfolio securities traded on more than one market are valued according to the broadest and most representative market. Prices used to value portfolio securities are monitored to ensure that they represent current market values. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Board of Trustees deems that the particular event would materially affect the net asset value, in which case an adjustment will be made. If the price of a portfolio security is determined to be materially different from its current market value, such security will be valued at fair value as determined by management and approved in good faith by the Board of Trustees.

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                               THE TRUST--PAGE 21

Under the Trust's First Amended and Restated Master Trust Agreement, no annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. The Trustees serve for six-year terms. No shareholder meeting will ordinarily be held unless otherwise required by the Investment Company Act of 1940 (the "1940 Act").

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                     THE INVESTMENT ADVISOR--PAGES 23 AND 24

The Advisory Agreement with the Trust provides for the Fund to pay the Advisor a flat management fee of 1.25% of the Fund's average net assets.

The transfer agent performs bookkeeping and accounting services and determines the daily net asset value for the fund for a fee based on assets and subject to an annual minimum fee of $35,000.